LD MICRO Conference December 3, 2009 Greg Garrabrants, CEO Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  The words
“believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform
Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters.  Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009 and its Quarterly Earnings Report on Form 10-Q for the
quarter ended September 30, 2009.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-
looking statements, the Company claims the protection of the safe-harbor for forward-
looking statements contained in the Reform Act.

What We Have Accomplished Over the Last Two
Years
Percentage increase in net income from
Q1’08 ($747k) to Q1’10 ($3.7mm)
Improvement in efficiency ratio Q1’08
(63.0%) to Q1’10 (28.4%)
Percentage increase in net interest
margin from Q1’08 (1.24%) to Q1’10
(3.88%)

396%
(55%)
213%

Corporate Profile
$1.3 billion asset savings and loan holding company
(1)
10 years operating history, publically traded on NASDAQ since 2005
Headquartered in single branch location in San Diego, CA
30,000 deposit and loan customers
61 employees ($22 million in assets per employee)
Market Capitalization of $72 million
(2)
Price/Tangible Book Value = 0.87x
(2)
1.  Quarter ended September 30th
2.  As of 11/27/09 closing price of $8.85 per share.

Primary Businesses
Deposit Products
Highly efficient operations (9 CSRs; 26,000
accounts)
Full-featured products
Online Retail Loan
Origination
Self-service operations
Ability to adjust asset class and credit
standards quickly
Low fixed costs
Wholesale Banking
Wide network of seller relationships
Significant due diligence experience
Strong track record
Servicing
Experience across multiple asset classes
4,000 loans

BofI Advisor Represents A Promising Channel Extension For Deposit and Loan Referrals 4

BofI Advisor Allows Us To Quickly And Easily Add Financial Professionals 5

6 We Revised and Updated Our Apartment Bank Site …

… And Achieved A Top 3 Organic Ranking 7

Our Business Model Is Profitable With Lower
Spreads Because Our Costs Are Lower
Salaries and Benefits
Premises and Equipment
1. Bank of Internet USA only for three months ended 9/30/09 - the most recent data on FDIC website. Excludes BofI Holding company to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for three months ended 9/30/09. Total of 557 institutions $0.5-$1 billion.
3. FDIC reported for three months ended 9/30/09. Total of 440 institutions $1-$10 billion.
BofI
(1)
0.39%
0.11%
Banks
$1-$10bn
(3)
1.29%
0.37%
Other Non-interest
Expense
0.43%
1.48%
Total Non-interest Expense 0.93%
3.14%
Core Business Margin 2.83%
0.09%
1.51%
0.40%
1.37%
3.28%
0.13%
Banks
$0.5-$1bn
(2)
Net Interest Income 3.76%
3.23%
3.41%
as % of average assets

Our Credit Quality Is Best-In-Class
Assets 30-89 days
delinquent
Assets >90 days
delinquent
BofI
0.44%
0.24%
Banks
$1-$10bn
1.00%
0.22%
Assets In Non-Accrual 0.35%
2.83%
Banks
$0.5-$1bn
1.03%
0.21%
2.54%
1.  Bank of Internet USA only at 9/30/09 (excludes BofI Holding, Inc. to compare to FDIC data).
2.  Commercial banks by asset size. FDIC reported at 9/30/09. Total of 557 institutions $0.5-$1 billion and 440 institutions $1-$10 billion.

as % of assets
(1)
(2)
(2)

Allowance For Loan Loss 10 107.6% 84.4% 207.6% 114.6% % of Non- Performing Loans 167.4% $2,809 $3,374 $3,956 $4,754 $5,270 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10

2.68%
2.98%
2.82%
3.62%
3.88%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
Net Interest Margin Improvement
Consolidated Net Interest Margin
Last 5 Quarters

30.09%
35.98%
38.54%
24.02%
58.62%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
Q2'09 Q3'09 Q4'09 Q1'10 Banks(1)
And Our Efficiency Ratio Improved Dramatically
Efficiency Ratio
(Bank of Internet USA, for the quarter ended)
Source: FDIC statistics on depository institutions. All data excludes holding companies for banks.
1.  Reported by FDIC – 440 commercial banks with $1-$10 billion in assets for the quarter ended 9/30/09.
One of the
lowest rates in
the industry

$2,893
$2,761
$2,594
$3,604
$3,708
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Q1'09(1) Q2'09 Q3'09 Q4'09 Q1'10
Resulting In Higher After-Tax Net Income and
Return On Equity
($ in 000s)
1. Q1’09 excludes $4.7mm after tax loss on sale of Fannie Mae preferred stock due to US government conservatorship.
Return On Equity
17. 20%
15.68%
(1)
14.63%
13.18%
17.52%

26%
5%
52%
5%
12%
SF Residential
Home Equity
Multifamily
Commercial
Consumer & Other
Loan Diversity – September 30, 2009
100% = $608 mm
Loan Portfolio
(1)

1. Gross loans before premiums, discounts and allowances.

Single Family
Multifamily
Commercial
Home Equity
0.59
0.53
0.52
0.58
3.57
4.80
2.76
1.86
Loan Portfolio – Years Seasoned / Loan to Value
Weighted-Average Years Since Origination and Weighted-Average Loan to
Value, by Loan Type, at 9/30/09
(Number of
Years or LTV)
WA Years of Seasoning
WA Loan to Value

22% 25% 8% 45% Time Deposits <$100k Time Deposits >$100k Demand Savings Deposits – September 30, 2009 100% = $764 mm Deposits 16

Investment Considerations High-Quality Consumer Franchise Attractive Valuation Scalability Strong Credit Quality Significant Earnings Upside Potential 17